SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 21, 2004

J.P. MORGAN ACCEPTANCE CORPORATION I
J.P. MORGAN MORTGAGE TRUST 2004-S1

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of registrant as specified in its charter)
Delaware	333-109775	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 27, 2004, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of August 1, 2004 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the “Master Servicer”), JPMorgan Chase Bank, as securities administrator (in such capacity, the “Securities Administrator”), and Wachovia Bank, National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Trust 2004-S1 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement, dated as of August 1, 2004, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By:  /s/ Brian Simons

    Name: Brian Simons

    Title: Vice President

Dated:  October 21, 2004

Exhibit Index

99.1

Pooling and Servicing Agreement